Filed under Rule 497(e)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SunAmerica Dynamic Allocation Portfolio

SunAmerica Dynamic Strategy Portfolio

(the “Portfolios”)

Supplement to the Statutory Prospectus dated May 1, 2014

At a meeting held on October 8, 2014, the Board of Trustees (the “Board”) of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not interested persons of the Trust (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, approved a change in the volatility management formula, which was proposed by the Portfolios’ affiliated insurers. The operation of the formula is expected to continue to result in an average net equity exposure over long-term periods of approximately 60%-65%.

The change in the volatility management formula will become effective on or about November 10, 2014. Once effective, the derivatives used by AllianceBernstein, L.P., the subadviser to the Portfolios’ Overlay Component (the “Subadviser”), will primarily consist of stock index futures and stock index options but may also include options on stock index futures and stock index swaps. The Portfolios’ net equity exposure will be primarily adjusted through the use of stock index futures and stock index options. When the market is in a state of higher volatility, the Subadviser may decrease the Portfolios’ net equity exposure by taking a net short position in derivative instruments.

On the effective date, Risks of Exchange Traded Funds will become a non-principal risk of the Portfolios.

Please retain this supplement for future reference.

Date: November 10, 2014

Filed under Rule 497(e)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

Supplement to the Statement of

Additional Information dated May 1, 2014

The following changes are effective immediately:

Under the heading Subadvisory Agreements, Subadvisory Fees, in the table under “Annual Fee” with respect to AllianceBernstein, L.P. (“AllianceBernstein”) and the SunAmerica Dynamic Allocation Portfolio and the SunAmerica Dynamic Strategy Portfolio, each of the fee schedules are hereby deleted in their entirety and replaced with the following for each of the Portfolios:

0.24% on the first $500 million

0.21% on the next $1 billion

0.19% over $1.5 billion

Please retain this supplement for future reference.

Date: November 10, 2014